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Confidential treatment requested pursuant to a confidential treatment request filed with the Securities and Exchange
Commission.

                   CONFIDENTIAL TREATMENT REQUESTED

            [*]  Denotes information for which confidential
          treatment has been requested. Confidential portions
        omitted have been filed separately with the Commission.


                     Amendment to Option Agreement


    This Amendment, made to Option Agreement between C-Cube Microsystems, and Taiwan Semiconductor Manufacturing Co., Ltd., dated May 18, 1996 (the "Option Agreement"), is effective as of May 30, 1997 (the "Effective Date") by and between C-Cube Microsystems, a company organized under the laws of California, USA, with its registered address at 1778 McCarthy Boulevard, Milpitas, CA 95035, USA ("Customer"), and Taiwan Semiconductor Manufacturing Co., Ltd., a company organized under the laws of the R.O.C, with its registered address at No.121, Park Ave. 3, Science-Based Industrial Park, Hsinchu, Taiwan, R.O.C ("TSMC").
    In consideration of mutual covenants and conditions, both parties agree to amend the Option Agreement as follows:


I. Defined terms used herein but not defined herein shall have the meaning set forth in the Option Agreement.

II.  Amend Sections 1(a), 1(b), 1 (f), 5(b), 11 and 15 as follows:

     1(a) "Base Capacity" used in this Agreement shall mean the base amount of annual Wafer capacity, which is set forth in Exhibit B.

     1(b)"Customer Committed Capacity" used in this Agreement shall mean the total of [*] of the Base Capacity and [*] of the Option Capacity that Customer agrees to purchase from TSMC pursuant to this Agreement, and is set forth in Exhibit B.

     1(f) "Wafer" used in this Agreement shall mean 6" physical wafer without reference to technology and geometry. The conversion rate from 6" wafer to 8" wafer shall be [*].

     5(b) Within seven (7) days upon execution hereof, TSMC shall return to Customer the promissory note in the amount of US$24,500,000 to Customer.

     11. This Agreement, including Exhibits B-E and the Amendment, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understanding, agreements, dealings and negotiations, oral or written,

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          regarding the subject matter hereof. In the event any
          provision of this Agreement conflicts with the Amendment, this Amendment shall govern with respect to the subject matter therein. No modification, alteration or amendment of this Agreement shall be effective unless made in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a wavier of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.

     15. Both parties shall keep in strict confidence the existence and contents of this Agreement and the Amendment, and take best precaution possible to prevent any unauthorized disclosure or use thereof. Both parties agree that no disclosure of this Agreement, the Amendment or any matters relating hereto may be made without the disclosing party first providing the proposed disclosure to the other party two weeks in advance for consent and reasonable changes.
          In the event disclosure is required by laws or governmental regulations, the disclosing parry shall provide the other party two weeks prior written notice and give the other party the opportunity to protest, participate in preparing disclosure or make reasonable changes thereto.

III. Add to the End of Section 6(a)

     [*]

     Add to the End of Section 7(e)

     "In no event shall either party be liable for indirect, consequential, or special damage arising from this Agreement or its performance."

IV. Delete Original Exhibit A, Replace Original Exhibits B and D with New Exhibits B and D.



C-Cube Microsystems                         Taiwan Semiconductor
                                            Manufacturing Co.,
Ltd.,


BY: /s/ Alexandre A. Balkanski              BY: /s/ Morris Chang
   ----------------------------                ------------------
   Alexandre A. Balkanski                      Morris Chang
   President                                   Chairman



Confidential treatment requested pursuant to a confidential treatment request filed with the Securities and Exchange
Commission.

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                               EXHIBIT B
                       C-CUBE MICROSYSTEMS/TSMC
                          COMMITTED CAPACITY

[*]

Confidential treatment requested pursuant to a confidential treatment request filed with the Securities and Exchange
Commission.

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                               EXHIBIT D
                              OPTION FEE

[*]


Confidential treatment requested pursuant to a confidential treatment request filed with the Securities and Exchange
Commission.

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